UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

September 21, 2007

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-29105	91-1995265
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373

(Address of Principal Executive Offices) (Zip Code)

(909) 798-3611

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 21, 2007, Registrant’s Board of Directors approved a stock repurchase program pursuant to which the Registrant may purchase up to $3 million in its common stock in open market transactions. The repurchase program is to continue for a period of 12 months.

A copy of the press release issued September 21, 2007 by the Registrant concerning the stock repurchase program is included as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated September 21, 2007 concerning the stock repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 21, 2007	1st CENTENNIAL BANCORP

	By:	/s/ Beth Sanders
Beth Sanders, Executive Vice President Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of registrant)